                                                                      EXHIBIT 99



In re:                                       Case No.:         399-02649 THROUGH 399-02680
                                                               ---------------------------

         SERVICE MERCHANDISE COMPANY, INC.
         ---------------------------------

                                             Judge:            PAINE
                                                               ---------------------------

                                             Chapter 11

Debtor(s)

         MONTHLY OPERATING REPORT FOR PERIOD ENDING            April 30, 2000
                                                               --------------
         COMES NOW,                          SERVICE MERCHANDISE COMPANY, INC.
                                             ---------------------------------

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing April 3, 2000 and ending April 30, 2000 as shown by the report and exhibits consisting of 16 pages and containing the following as indicated:

                    [X]    Monthly Reporting Questionnaire (Attachment 1)

                    [X]    Comparative Balance Sheets (Forms OPR-1 & OPR-2)

                    N/A    Summary of Accounts Receivable (Form OPR-3)

                    [X]    Schedule of Postpetition Liabilities (Form OPR-4)

                    [X]    Statement of Income (Loss) (Form OPR-5)


     I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.


Date:                                        DEBTOR-IN-POSSESSION
         ---------------------------

                                             By:                        /s/ Tom Garrett
                                                                        ---------------------------------------------------

                                             Name and Title:            TOM GARRETT, SENIOR VICE PRESIDENT & CFO
                                                                        ---------------------------------------------------

                                             Address:                   7100 SERVICE MERCHANDISE DRIVE
                                                                        ---------------------------------------------------
                                                                        BRENTWOOD, TENNESSEE 37027
                                                                        ---------------------------------------------------

                                             Telephone No:              660-3477
                                                                        ---------------------------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 3, 2000 THROUGH APRIL 30, 2000

1. Payroll


                                                                                           WAGES                       TAXES

  OFFICERS                           TITLE                                         GROSS          NET          DUE         PAID
----------------------------------------------------------------------------------------------------------------------------------
SAM CUSANO               CHIEF EXECUTIVE OFFICER                                  50,188.10    31,987.21     4,513.07    13,307.57

STEVE MOORE              SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                         GENERAL COUNSEL AND SECRETARY                            27,752.86    18,561.35     2,196.49     6,743.91

TOM GARRETT              SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER        26,387.08    18,818.08     1,647.00     5,602.09

GARY SEASE               SENIOR VICE PRESIDENT, LOGISTICS                         25,507.28    16,555.39     2,053.48     6,074.48

CHARLES SEPTER           PRESIDENT AND CHIEF OPERATING OFFICER                    40,972.18    25,830.03     3,599.30    10,582.44

ROBERT J. PINDRED        VICE PRESIDENT AND TREASURER                             11,560.48     8,433.00       568.05     1,684.83

JOE M. ELLIOTT           VICE PRESIDENT, PROPERTY ADMINISTRATION                  11,597.13     7,777.70       629.65     1,831.85

ERIC KOVATS              VICE PRESIDENT, STORES                                   22,000.46    13,076.78     1,544.80     4,783.17

KARREN PRASIFKA          ASSISTANT GENERAL COUNSEL VICE PRESIDENT                 13,120.61     8,940.00     1,028.53     3,036.55

BILLY STEWART            ASSISTANT TAX VICE PRESIDENT, TAX                         6,549.73     4,665.40       332.82       986.72

KENNETH A CONWAY         VICE PRESIDENT AND CONTROLLER                            12,335.22     9,392.90       655.55     1,939.87

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  April 3, 2000 THROUGH April 30, 2000




2.  INSURANCE
                                                                 COVERAGE          POLICY     EXPIRATION   PREMIUM    DATE COVERAGE
TYPE                             NAME OF CARRIER                  AMOUNT           NUMBER        DATE       AMOUNT       PAID THRU
-----------------------------------------------------------------------------------------------------------------------------------
Property                         Fireman's Fund Insurance Co    $5 Million        CCIPW12011    12/31/00  $1,441,249     12/31/00
                                 Royal                          $5 Million         RHD314289    12/31/00  $  100,000     12/31/00
                                 Westchester Fire               $15 Million        1XA394310    12/31/00  $   50,100     12/31/00
                                 Allianz Insurance Co           $12 Million       CLP1034720    12/31/00  $   20,040     12/31/00
                                 TIG Insurance Co               $13 Million      XPT38797667    12/31/00  $   32,500     12/31/00
                                 Westchester Fire               $20 Million        1XA394311    12/31/00  $   10,020     12/31/00
                                 Allianz Insurance Co           $30 Million       CLP1034720    12/31/00  $   15,030     12/31/00
                                 Allianz Insurance Co           $25 Million       CLP1034720    12/31/00  $    6,680     12/31/00
Boiler & Machinery               Hartford Steam Boiler          $10 Million            BMTBD      5/1/00  $   11,900       5/1/00
Transit                          Fireman's Fund Insurance Co    $1 Million        CCIMG72820    12/31/00  $   10,000     12/31/00
Ocean Cargo                      Fireman's Fund Insurance Co    $10 Million          CR37211    12/31/00  $   40,000     12/31/00
Special Crime                    Reliance Insurance Co          $25 Million       NFK1951937      5/1/02  $   13,458       5/1/02
Crime                            National Union Fire Ins Co     $10 Million         858-0797      3/1/01  $   56,505       3/1/01
Fiduciary                        National Union Fire Ins Co     $10 Million        267-81-30      3/1/01  $   19,140       3/1/01
Employment Practices Liability   Chubb Insurance Co             $10 Million        81278901A      3/1/01  $  130,845       3/1/01
                                 Royal Insurance Co             $10 Million        PSF000010      3/1/01  $   56,364       3/1/01
Directors & Officers             Continental Insurance Co       $10 Million        300714943      3/1/01  $  453,500       3/1/01
                                 Chubb Insurance Co             $10 Million       81278902-A      3/1/01  $  266,666       3/1/01
                                 Royal Insurance Co             $10 Million        PSF000009      3/1/01  $  133,000       3/1/01
Umbrella                         Federal Insurance Co           $50 Million         79763295    12/31/01  $   63,357     12/31/00
Excess Liability                 American Guarantee & Liab      $50 Million     AEC287610700    12/31/00  $   25,000     12/31/00
International                    Ace American Ins Co            $1 Million         PHF051491    12/31/00  $    2,500     12/31/00
Punitive Damages                 Chubb Atlantic Indemnity       $50 Million   (00)3310-05-98    12/31/00  $   17,160     12/31/00
Punitive Damages - Excess        Zurich International Bermuda   $50 Million      ZGEB-091 PD    12/31/00  $    5,000     12/31/00
General Liability                Ace American Ins Co            $5 Million      XSLG19903254    12/31/00  $   11,032     12/31/00
Workers' Compensation            Pacific Employers Ins Co       Statutory       WLRC42662112    12/31/00  $   19,978     12/31/00
WC Excess                        Ace American Ins Co            Statutory          XWC011950    12/31/00  $    1,601     12/31/00
WC Contractual Indemnity         Illinois Union Insurance Co    Statutory       CTPG19903461    12/31/00  $    2,083     12/31/00
WC Nevada                        Ace American Ins Co            Statutory       NWCC42662173    12/31/00  $    1,737     12/31/00
Auto                             Pacific Employers Ins Co       $1 Million      ISAH07571008    12/31/00  $    2,083     12/31/00

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: APRIL 3, 2000 THROUGH APRIL 30, 2000

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
------------------------------
HOME OFFICE                                                                $     12,250
RETAIL SAFE FUNDS                                                             1,952,108

CORPORATE ACCOUNTS                                                            4,421,134
--------------------

STORE DEPOSITORY ACCOUNTS
-------------------------
FIRST TENNESSEE                                                               1,308,465
FIRSTAR                                                                          32,702
SOCIETY NATIONAL BANK                                                           540,402
BANK OF BOSTON                                                                  484,584
BANK OF BOSTON CONNECTICUT                                                      276,417
MERCANTILE BANK                                                                 106,955
FIRST UNION                                                                   4,092,890
HARRIS TRUST                                                                    821,183
BANK ONE LOUISIANA                                                              563,155
ABN - AMRO BANK                                                                 267,034
COMERICA BANK                                                                   375,048
AM SOUTH                                                                        322,639
BANK OF AMERICA CALIFORNIA                                                      662,421
FIRST AMERICAN NATIONAL BANK                                                    189,188
HERITAGE BANK OF NEVADA                                                             775
BANK OF OKLAHOMA                                                                180,508
CHASE BANK OF TEXAS                                                           1,115,544
HIBERNIA                                                                        107,131
SINGLE STORE DEPOSITORY ACCOUNTS                                                535,069
WELLS FARGO BANK                                                                105,253
NATIONSBANK                                                                     332,600
BANK ONE, IN                                                                    213,425
PNC BANK                                                                        955,931
BANK ONE , TEXAS                                                                 46,580

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)           16,310,594
------------------------------------------------------------------

OTHER DEPOSITORY ACCOUNTS
-------------------------
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC                                   57,189
OTHER CASH ACCOUNTS                                                           1,112,257
                                                                           ------------

TOTAL CASH PER GENERAL LEDGER                                              $ 37,501,430
                                                                           ============

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: APRIL 3, 2000 THROUGH APRIL 30, 2000

RECEIPTS AND DISBURSEMENTS
(Dollars in Thousands)



                                                Actual          Actual          Actual         Actual          Total

                                     Monday     4/3/00          4/10/00         4/17/00        4/24/00         4/3/00
                                     Sunday     4/9/00          4/16/00         4/23/00        4/30/00        4/30/00
                                             -------------------------------------------------------------------------
Receipts:
   Sales receipts                            $   26,335      $   24,822      $   28,952     $   27,301      $  107,410
   Miscellaneous receipts                            --              --          14,900            251          15,151
                                             -------------------------------------------------------------------------
   Total available collections                   26,335          24,822          43,852         27,552         122,561


Disbursements:
   Merchandise disbursements                     11,660          14,408          12,572         14,577          53,217
   Non-merchandise disbursements                 21,649          37,397          15,191         15,436          89,673

                                             -------------------------------------------------------------------------
Total disbursements:                             33,309          51,805          27,763         30,013         142,890
                                             -------------------------------------------------------------------------

Net receipts/(disbursements)                 $   (6,974)     $  (26,983)     $   16,089     $   (2,461)     $  (20,329)
                                             =========================================================================

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: APRIL 3, 2000 THROUGH APRIL 30, 2000

ROLLING REVISED CASH FLOW FORECAST
(Dollars in Thousands)


                                               Actual         Forecast        Forecast       Forecast        Forecast
                                              5/14/00          5/21/00         5/28/00        7/2/00          7/30/00
                                             ----------      ----------      ----------     ----------      ----------

Ending total revolver balance                $  148,633      $  136,187      $  132,701     $   99,682      $  109,741
Term loan                                        60,000          60,000          60,000         60,000          60,000
Standby letters of credit                        40,154          41,027          38,737         30,362          27,112
Trade letters of credit                           2,818           5,066           6,015         21,478          40,741
                                             ----------      ----------      ----------     ----------      ----------
Total extensions of credit                      251,605         242,280         237,453        211,522         237,594

Borrowing base                                  515,008         512,618         493,308        440,549         421,704
                                             ----------      ----------      ----------     ----------      ----------

Availability                                 $  263,403      $  270,338      $  255,855     $  229,027      $  184,110
                                             ==========      ==========      ==========     ==========      ==========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  April 3, 2000 THROUGH April 30, 2000

4.  Payments to Professionals April 3, 2000 through April 30, 2000


     Vendor #                  Vendor Name                      Check Amt.    Check Date    Check #
----------------------------------------------------------------------------------------------------------------------------------

      99459     Robert L. Berger                               $  32,572.24     4/13/00    B0021540
      40443     Robert J. Bard, Esq.                           $     500.00     4/14/00    30044666
      86237     Brusniak, Clement, Harrison & McCool, PC       $     256.41     4/19/00    50000388
      57117     Deloitte & Touche                              $  62,288.74     4/24/00    50000865
      71217     Bass, Berry & Sims                             $ 140,055.44     4/24/00    B0021624
      98378     Skadden, Arps, Slate, Meagher & Flom           $ 764,379.00     4/24/00    B0021625
      99391     Otterbourg, Steindler, Houston & Rosen, PC     $ 134,126.56     4/24/00    B0021626
      99104     Jay Alix & Associates                          $ 213,634.71     4/25/00    B0021627
     101625     D. G. Hart Associates, Inc.                    $ 135,255.38     4/25/00    B0021628
      79108     Ernst & Young                                  $   2,625.00     4/25/00    B0021630
     101232     E & Y Restructuring                            $ 115,277.00     4/25/00    B0021631
      63078     Weil, Gotshal & Manges, LLP                    $  31,395.78     4/25/00    B0021632
      99454     Harwell, Howard, Hyne, Gabert & Manner, PC     $  43,027.30     4/25/00    B0021633
      99444     Sitrick & Company                              $ 191,581.28     4/25/00    B0021634
      80443     Coudert Brothers                               $   2,051.87     4/26/00    50001362
      67017     Barkley & Thompson                             $     101.77     4/27/00    50001482

              SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    Consolidated Balance Sheets (Unaudited)
                          (Debtor - in - Possession)
                                (In thousands)

                                                                       APRIL 30,           APRIL 2,
                                                                          2000               2000
                                                                      -----------         -----------
ASSETS
Current Assets:
    Cash and cash equivalents                                         $    37,501         $    29,513
    Accounts receivable                                                     7,282               6,135
    Inventories                                                           636,445             644,368
    Prepaid expenses and other assets                                      23,757              24,174
                                                                      -----------         -----------

    TOTAL CURRENT ASSETS                                                  704,986             704,190
                                                                      -----------         -----------

PROPERTY AND EQUIPMENT
    Owned assets, net of accumulated depreciation                         348,316             346,340
    Capitalized leases, net of accumulated amortization                    13,840              14,200
                                                                      -----------         -----------

                 TOTAL PROPERTY AND EQUIPMENT                             362,157             360,540
                                                                      -----------         -----------

    Other assets and deferred charges                                      52,408              45,337
                                                                      -----------         -----------

TOTAL ASSETS                                                          $ 1,119,551         $ 1,110,066
                                                                      ===========         ===========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
    Notes payable to banks                                            $   156,655         $    97,146
    Accounts payable                                                       63,461              60,382
    Accrued expenses                                                      139,801             138,244
    State & local sales tax                                                12,487              12,672
    Current maturities of long-term debt                                       --               1,000
    Current maturities capitalized leases                                     353                 118
                                                                      -----------         -----------

    TOTAL CURRENT LIABILITIES                                             372,758             309,561

Long -Term Liabilities:
    Long-term debt                                                         60,000              98,250
    Capitalized lease obligations                                           2,194               2,467
Liabilities Subject To Compromise:
    Accrued restructuring costs                                            44,530              44,604
    Capitalized lease obligations                                          24,798              26,405
    Long-term debt                                                        426,089             426,844
    Accounts payable                                                      193,128             192,829
    Accrued expenses                                                       65,453              64,562
                                                                      -----------         -----------
    Total Liabilities Subject To Compromise                               753,998             755,244

TOTAL LIABILITIES                                                       1,188,949           1,165,522
                                                                      -----------         -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
    Common stock                                                           49,979              49,989
    Additional paid-in-capital                                              6,211               6,288
    Deferred compensation                                                    (503)               (565)
    Accumulated other comprehensive loss                                       --                  --
    Retained (deficit) earnings                                          (125,084)           (111,169)
                                                                      -----------         -----------
             TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                         (69,398)            (55,456)

TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY                  $ 1,119,551         $ 1,110,066
                                                                      ===========         ===========

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: April 3, 2000 THROUGH APRIL 30, 2000

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 04/30/00
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 2, 2000 THROUGH APRIL 30, 2000

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  04/30/2000
FORM OPR-4

                                                                    Total        Current
                                                                  ---------     ---------

Trade Accounts Payable (Merchandise)                              $  63,461     $  63,461



                                                                    Total        Current
                                                                  ---------     ---------

Expense & other payables                                          $ 139,801     $ 139,801

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: APRIL 3, 2000 THROUGH APRIL 30, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

                                               Date         Date          Total               0-30
                TAXES PAYABLE                Incurred       Due            Due                Days
                                             --------      -------     -----------         ---------

Federal income tax                      **    Various      Various       7,843,442          7,843,442

State income tax                              Various      Various         (42,732)           (42,732)
                                                                       -----------         ----------

                              SUBTOTAL                                   7,800,710          7,800,710
                                                                       -----------         ----------


Sales/use tax                 SUBTOTAL   *    Various      Various      12,487,472         12,487,472
                                                                       -----------         ----------

Personal property tax                    *    Various      Various       2,195,428          2,195,428

Real estate taxes                        *    Various      Various       9,225,711          9,225,711

Inventory taxes                          *    Various      Various              --                 --

Gross receipts/bus. licenses             *    Various      Various         (14,811)           (14,811)

Franchise taxes                          *    Various      Various         363,801            363,801
                                                                       -----------         ----------

                              SUBTOTAL                                  11,770,129         11,770,129
                                                                       -----------         ----------


                                                                       -----------         ----------
TOTAL TAXES PAYABLE                                                     32,058,311         32,058,311
                                                                       ===========         ==========


*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: APRIL 3, 2000 THROUGH APRIL 30, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



(DOLLARS IN THOUSANDS)

                                                           DATE                                   TOTAL DUE
                                                         INCURRED             DATE DUE        (4/30/00 BALANCE)
                                                   ------------------------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                             3/27/99              6/30/01           $  156,655
         Facility standby letters of credit              3/27/99              6/30/01               58,703
         Facility trade letters of credit                3/27/99              6/30/01                  139
         Term loans                                      3/27/99              6/30/01               60,000
                                                                                                ----------
         TOTAL EXTENSIONS OF CREDIT                                                             $  275,497
                                                                                                ==========


ACCRUED INTEREST PAYABLE                                                                        $      801
                                                                                                ==========


              SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               Consolidated Statements of Operations (Unaudited)
                          (Debtor - in - Possession)
                                (In thousands)

                                                                                         ACTIVITY
                                                                                      APRIL 2, 2000
                                                                                          THROUGH
                                                                                      APRIL 30, 2000
                                                                                      ---------------

Net Sales                                                                               $   106,871

Costs of merchandise sold and buying and occupancy expense                                   81,494
                                                                                        -----------

Gross margin after cost of merchandise sold and buying and occupancy expenses                25,377

Selling, General and Administrative Expenses:
     Net Employment Expense                                                                  23,779
     Net Advertising                                                                          2,581
     Banking and Other Fees                                                                   1,611
     Real Estate and Other Taxes                                                              1,775
     Supplies                                                                                   779
     Communication and Equipment                                                                398
     Travel                                                                                     476
     UCC and Other Services                                                                    (428)
     Legal and Professional                                                                     360
     Sales and Shipping                                                                         224
     Insurance                                                                                  287
     Miscellaneous                                                                              191
     Credit Card Services                                                                       (39)
                                                                                        -----------
Total Selling, General and Administrative Expenses                                           31,993

Other expense/(income), net                                                                  (1,198)

Restructuring charge (credit)                                                                   (85)

Depreciation and amortization                                                                 3,077
                                                                                        -----------

Earnings (loss) before interest, reorganization items, and income tax                        (8,410)

Interest expense - debt                                                                       2,957
Interest expense - capitalized leases                                                           286
                                                                                        -----------

Earnings (loss) before reorganization items, and income tax                                 (11,654)

Reorganization Items:
     Legal and Professional                                                                   1,868
     Miscellaneous fees                                                                         178
     Close Store Charges                                                                        218
                                                                                        -----------
     Total Reorganization Items                                                               2,263

Earnings (loss) before income tax                                                           (13,917)
     Income tax benefit                                                                          --
     Cumulative Effect of Change in Accounting Principles                                        --
                                                                                        -----------

Net earnings (loss)                                                                     $   (13,917)
                                                                                        ===========